UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2020

AGAPE ATP CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	36-4838886
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1705 – 1708, Level 17, Tower 2, Faber Towers, Jalan Desa Bahagia,

Taman Desa, Kuala Lumpur, Malaysia (Postal Code: 58100).

(Address of principal executive offices, including zip code)

Registrant’s phone number, including area code

+(60) 192230099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	AATP	OTC Markets – Pink Sheets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01.	Entry Into a Material Definitive Agreement .

The disclosures in Item 2.01 below relating to the entry into the Share Exchange Agreement (as defined below) in connection with the acquisition of Agape Superior Living Sdn. Bhd. are incorporated by reference into this Item 1.01.

Item 2.01.	Completion of Acquisition or Disposition of Assets .

On May 8, 2020, Agape ATP Corporation (the “Company”) entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Mr. How Kok Choong (the “Vendor”), our Chief Executive Officer, President, Secretary, Treasurer and Director, pursuant to which the Company has agreed to acquire approximately 99.99% of the issued share capital of Agape Superior Living Sdn. Bhd. (“ASL”). At the closing, ASL will be a direct owned subsidiary conducting our principal business activities.

In accordance with the share exchange agreement (the “Share Exchange Agreement”), the Vendor will receive an aggregate consideration of $1,714,003, which was determined based on the net asset carrying value of ASL as at March 31, 2020. The aggregate consideration shall be satisfied by (i) the offset of the Consideration whereby the Company has a loan receivable of $656,495 as of March 31, 2020 due from the Vendor; and (ii) allotment and issue of the common stock of the Company. The Company shall allot and issue 162,694 shares of the Company’s common stock, par value $0.0001 (the “Shares”), representing approximately 0.0432% of the total issued and outstanding shares in the Company after the issuance of the Shares, which was valued at $1,057,508 based on the closing price of $6.50 of the Company as quoted on the OTC Market on March 31, 2020.

The Share Exchange Agreement is disclosed in Exhibit 10.1 of the Current Report on Form 8-K by reference.

Item 3.02	Unregistered Sales of Equity Securities .

The Shares will be issued pursuant to the Share Exchange Agreement in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation S promulgated by the U.S. Securities and Exchange Commission (the “SEC”). None of the Shares have been registered under the Securities Act, or applicable state securities laws, and none may be offered or sold in the United States absent registration under the Securities Act or an exemption from such registration requirements.

Item 9.01.	Consolidated Financial Statements and Exhibits .

(a)	Consolidated Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Agape Superior Living Sdn. Bhd. Required to be filed pursuant to Item 9.01(a) is incorporated herein by reference to Exhibit 99.1.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial information required by Item 9.01(b) of Form 8-K is incorporated herein by reference to Exhibit 99.2.

(d)	Exhibits.

Exhibit No.	Description	Method of Filing

10.1	Share Exchange Agreement in respect of approximately 99.99% of the issued share capital of Agape Superior Living Sdn. Bhd., dated May 8, 2020	Filed Electronically

99.1	Agape Superior Living Sdn. Bhd. Consolidated Financial Statements Years Ended December 31, 2019 and 2018 and Report of Independent Registered Public Accounting Firm	Filed Electronically

99.2	Agape ATP Corporation Unaudited Pro Forma Financial Statements	Furnished Electronically

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2020	AGAPE ATP CORPORATION

	By	/s/ How Kok Choong
How Kok Choong
Chief Executive Officer, President, Secretary, Treasurer, Director